UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 2, 2012

OPTIMER PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33291	33-0830300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10110 Sorrento Valley Road, Suite C

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 909-0736

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events

On August 2, 2012, the Company issued a press release announcing that the Centers for Medicare & Medicaid Services (CMS) has granted a new technology add-on payment (NTAP) for DIFICID® tablets administered in the inpatient setting to treat Clostridium difficile-associated diarrhea.  The NTAP payment will provide hospitals with a payment, in addition to the standard-of-care DRG reimbursement, of up to 50% of the cost of DIFICID for a period of two to three years, effective October 1, 2012.  For 2013, CMS has assigned a maximum payment of $868.00.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01                   Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

By:	/s/ Stephen W. Webster
Stephen W. Webster Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

Date: August 3, 2012